UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 1, 2016
Date of earliest event reported: February 29, 2016
___________

MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54‑1000588 (I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)
Registrant’s telephone number, including area code: (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

MAXIMUS Health Services, Inc., a wholly-owned subsidiary of MAXIMUS, Inc. (the “Company”), has acquired Ascend Management Innovations LLC (“Ascend”), a provider of independent, specialized health assessments and data management tools to government agencies in the United States. The acquisition was completed on February 29, 2016.

Item 7.01    Regulation FD Disclosure.

On March 1, 2016, the Company issued a press release announcing the acquisition of Ascend.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

(d) Exhibits.

Exhibit No.

99.1	Press Release dated March 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: March 1, 2016	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary